325 P2 08/22

SUPPLEMENT DATED AUGUST 1, 2022

TO THE PROSPECTUS DATED MAY 1, 2022

OF

TEMPLETON GLOBAL BALANCED FUND

(a series of Templeton Global Investment Trust)

The prospectus is amended as follows:

I. The following replaces the “Fund Summary – Sub-Advisor” section of the prospectus:

Sub-Advisors

Franklin Advisers, Inc. (Advisers)

Templeton Investment Counsel, LLC (TICL)

II. The following replaces the “Fund Summary – Portfolio Managers” section of the prospectus:

Portfolio Managers

Michael Hasenstab, Ph.D. Executive Vice President of Advisers and portfolio manager of the Fund since inception (2005).

Douglas Grant, CFA Portfolio Manager of TICL and portfolio manager of the Fund since August 2022.

Derek Taner, CFA Portfolio Manager of TICL and portfolio manager of the Fund since August 2022.

III. The following replaces the first three paragraphs and management team under the “Fund Details – Management” section in the prospectus:

Templeton Global Advisors Limited (Global Advisors), P.O. Box N 7759, Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Global Advisors is an indirect subsidiary of Franklin Resources, Inc (Resources). Together, Global Advisors and its affiliates manage, as of June 30, 2022, $1.38 trillion in assets, and have been in the investment management business since 1947.

Under separate agreements with Global Advisors, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906 and Templeton Investment Counsel, LLC (TICL), 300 S.E. 2nd Street, Fort Lauderdale, FL 33301 serve as the Fund's sub-advisors. The sub-advisors provide Global Advisors with investment management advice (which may include research and analysis services). Advisers and TICL are indirect subsidiaries of Resources. For purposes of the Fund's investment strategies, techniques and risks, the term "investment manager" includes any sub-advisor.

The Fund is managed by a team of dedicated professionals focused on investments in global equity and global fixed income markets. The portfolio managers of the Fund are as follows:

Michael Hasenstab, Ph.D. Executive Vice President of Advisers

Dr. Hasenstab has been a portfolio manager of the Fund since inception. Dr. Hasenstab first joined Franklin Templeton in 1995, rejoining again in 2001 after a three-year leave to obtain his Ph.D.

Douglas Grant, CFA Portfolio Manager of TICL

Mr. Grant has been a portfolio manager of the Fund since August 2022. He joined Franklin Templeton in 2020. Prior to joining Franklin Templeton, Mr. Grant was a senior equity analyst at Sterling Capital.

Derek Taner, CFA Portfolio Manager of TICL

Mr. Taner has been a portfolio manager of the Fund since August 2022. He joined Franklin Templeton in 2019. Prior to joining Franklin Templeton, Mr. Taner was a portfolio manager/analyst at Invesco.

The portfolio managers are jointly and primarily responsible for the day-to- day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

325 SA1 08/22

SUPPLEMENT DATED AUGUST 1, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2022

OF

TEMPLETON GLOBAL BALANCED FUND

(a series of Templeton Global Investment Trust)

The statement of additional information (SAI) is amended as follows:

I.  The sixth paragraph under “Management and Other Services – Investment manager and services provided” is replaced with the following:

The Fund’s sub-advisors are Franklin Advisers, Inc. (Advisers) and Templeton Investment Counsel, LLC (TICL). The sub-advisors each have an agreement with the investment manager and provide the investment manager with investment management advice and assistance. With regard to the Fund’s global fixed income component, Advisers recommends the optimal allocation of the Fund’s assets and provides investment research and advice. With regard to the Fund’s global equity component, TICL recommends the optimal allocation of the Fund’s assets and provides investment research and advice. Each sub-advisor also determines which securities and other investments will be purchased, retained or sold and executes these transactions.

II. The fourth full paragraph under the “Management and Other Services – Management fees” section of the SAI is replaced with the following:

The investment manager pays each sub-advisor a monthly fee equal to 40% of the “net investment advisory fee” received by the investment manager from the Fund pursuant to the Fund’s management agreement. The net investment advisory fee, in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to the Fund’s administrator for administrative services. The investment manager pays this fee from the management fees it receives from the Fund. For the last three fiscal years ended December 31, the investment manager paid the following sub-advisory fees:

Sub‑Advisor Fees Paid ($)
2021	1,519,792
2020	1,886,421
2019	2,869,289

Please keep this supplement with your SAI for future reference.